                                                             EXHIBIT 99.5b


                      SUBADVISORY AGREEMENT

            Between SUNAMERICA ASSET MANAGEMENT CORP.

                               and

                 ALLIANCE CAPITAL MANAGEMENT L.P.



          It is hereby agreed by and between SUNAMERICA ASSET
MANAGEMENT CORP. (the "Adviser") and ALLIANCE CAPITAL MANAGEMENT
L.P. ("Subadviser") as follows:


                                1.

DUTIES OF SUBADVISER. Adviser hereby engages the services of Subadviser in furtherance of its Investment Advisory and Management Agreement with SunAmerica Series Trust (the "Trust") dated as of September 16, 1992, on behalf of the Alliance Growth Portfolio, the Growth-Income Portfolio and the Global Equities Portfolio (each, a "Portfolio," and collectively, the "Portfolios"). Pursuant to this Sub-Advisory Agreement and subject to the oversight and review of Adviser, Subadviser will manage the investment and reinvestment of the assets of the Portfolio. In this regard, Subadviser will determine in its discretion the securities to be purchased or sold, will provide Adviser with records concerning its activities which Adviser or the Trust is required to maintain, and will render regular reports to Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolios set forth in the Trust's current prospectus and statement of additional information, and applicable laws and regulations. Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

                                2.

PORTFOLIO TRANSACTIONS. Subadviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities and is directed to use its best efforts to obtain the best price and execution. Subject to policies established by the Trustees of the Trust, Subadviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Subadviser's overall responsibilities with respect to a Portfolio, other portfolios of the Trust and other clients of Subadviser. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. Subadviser will promptly communicate to Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

                                3.

COMPENSATION OF SUBADVISER. As its compensation hereunder, the Adviser shall pay to Subadviser promptly after the end of each month, a fee calculated in accordance with the average daily net assets of the indicated Portfolio as follows:

     Alliance Growth Portfolio:

     .35% per annum on the first $50 million;
     .30% per annum on the next $100 million;
     .25% per annum on the next $150 million;
     .20% per annum on the next $200 million;
     .15% per annum thereafter.

     Growth-Income Portfolio:

     .35% per annum on the first $50 million;
     .30% per annum on the next $100 million;
     .25% per annum on the next $150 million;
     .20% per annum on the next $200 million;
     .15% per annum thereafter.

     Global Equities Portfolio:

     .50% per annum on the first $50 million;
     .40% per annum on the next $100 million;
     .30% per annum on the next $150 million;
     .25% per annum thereafter.

     To the extent required by the laws of any state in which the Trust is subject to an expense guarantee limitation, if the aggregate expenses of any Portfolio in any fiscal year exceed the specified expense limitation ratios for that year (calculated on a daily basis), as a result of which Adviser is required to reduce or refund its advisory and management fee payable by a Portfolio, Subadviser agrees to waive such portion of its subadvisory fee in the same proportion as the fees waived by the Adviser bear to the total advisory and management fee paid by such Portfolio. Such waiver, however, shall not exceed the full amount of the subadvisory fee for such year except as may be elected by

Subadviser in its discretion. For this purpose, aggregate expenses of a Portfolio shall include the compensation of Adviser and all normal expenses, fees and charges, but shall exclude interest, taxes, brokerage fees on portfolio transactions, fees and expenses incurred in connection with the distribution of Trust shares, and extraordinary expenses including litigation expenses. In the event any amounts are so contributed by Subadviser to Adviser, Adviser agrees to reimburse Subadviser for any expenses waived, provided that Adviser has been reimbursed by the Trust.

     Subadviser's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of a Portfolio shall be that determined in the manner and on the dates set forth in the current prospectus of the Trust and, on days on which the net assets are not so determined, the net asset computation to be used shall be as determined on the next day on which the net assets shall have been determined.

                                4.

REPORTS. Adviser and Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

                                5.

STATUS OF SUBADVISER. The services of Subadviser to Adviser and the Trust are not to be deemed exclusive, and Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

                                6.

CERTAIN RECORDS. Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Investment Company Act of 1940, all records relating to the Portfolios' investments that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Investment Company Act of 1940 which are prepared or maintained by Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or Adviser on request.

     Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

                                7.

REFERENCE TO SUBADVISER. Neither the Trust nor Adviser or any affiliate or agent thereof shall make reference to or use the name of Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of Subadviser, which approval shall not be unreasonably withheld. Subadviser agrees to notify Adviser of any changes in the membership of the general partners of Subadviser as soon as practicable prior to such change.

                               8.

LIABILITY OF SUBADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with Subadviser), Subadviser shall not be subject to liability to the Adviser or to any other person for any act or omission in the course of, or connected with, rendering services hereunder including, without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Investment Company Act of 1940 concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

                                9.

DURATION AND TERMINATION. This Agreement shall continue in full force and effect with respect to a Portfolio until the earlier of
(a) two years from the date this Agreement is approved by the Trustees, or (b) the first meeting of the shareholders of such Portfolio after the date hereof. If approved at such meeting by the affirmative vote of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940), of the Portfolio with respect to such Portfolio, voting separately from any other series of the Trust, this Agreement shall continue in full force and effect with respect to such Portfolio from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust, provided, however, that if the shareholders fail to approve the Agreement as provided herein, Subadviser may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder.

     This Agreement may be terminated at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of a Portfolio on not less than 30 days nor more than 60 days written notice to Subadviser or by Subadviser at any time without the payment of any penalty, on 90 days written notice to Adviser and the Trust; provided, however, that this Agreement may not be terminated by Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Investment Company Act of 1940, or after six months' written notice, whichever is earlier. This Agreement shall automatically terminate in the event of its assignment (as defined in the Investment Company Act of 1940). Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage prepaid, to the other party at any office of such party.

     As used in this Section 11, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

     This Agreement will also terminate in the event that the Investment Advisory and Management Agreement by and between the Trust on behalf of the Portfolio and Adviser referred to in Section 1 is terminated.

                               10.

SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.


     A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that nothing contained herein shall be construed to be binding upon any of the Trustees, officers, or shareholders of the Trust individually.

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement on this  21st
day of      September    , 1992.
      -------------------

                         SUNAMERICA ASSET MANAGEMENT CORP.


                         By: /s/ Robert P. Saltzman
                           ------------------------
                              Authorized Officer



                         ALLIANCE CAPITAL MANAGEMENT L.P.

                         By: ALLIANCE CAPITAL MANAGEMENT
                             CORPORATION, its General Partner


                         By: /s/ Mark R. Manley
                            -------------------
                              Authorized Officer

                      SUBADVISORY AGREEMENT

            BETWEEN SUNAMERICA ASSET MANAGEMENT CORP.

                               and

                 GOLDMAN SACHS ASSET MANAGEMENT,
                 a separate operating division of
                       GOLDMAN, SACHS & CO.



          It is hereby agreed by and between SUNAMERICA ASSET
MANAGEMENT CORP. (the "Adviser") and GOLDMAN SACHS ASSET
MANAGEMENT, A SEPARATE OPERATING DIVISION OF GOLDMAN, SACHS & CO.
("Subadviser") as follows:


                                1.

DUTIES OF SUBADVISER. Adviser hereby engages the services of Subadviser in furtherance of its Investment Advisory and Management Agreement with SunAmerica Series Trust (the "Trust") dated as of September 16, 1992, on behalf of the Asset Allocation Portfolio and the Fixed Income Portfolio (each, a "Portfolio," and collectively, the "Portfolios"). Pursuant to this Sub-Advisory Agreement and subject to the oversight and review of Adviser, Subadviser will manage the investment and reinvestment of the assets of the Portfolios. In this regard, Subadviser will determine in its discretion the securities to be purchased or sold, will provide Adviser with records concerning its activities which Adviser or the Trust is required to maintain, and will render regular reports to Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolios set forth in the Trust's current prospectus and statement of additional information, and applicable laws and regulations. Adviser agrees to inform Subadviser of any and all requirements of the California Insurance Code and regulations thereunder that operate to limit or restrict the investments the Portfolios may otherwise make, and to inform Subadviser promptly of any changes in such requirements.
Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

                                2.

PORTFOLIO TRANSACTIONS. Subadviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities and is directed to use its best efforts to obtain the best price and execution. Subject to policies established by the Trustees of the Trust, Subadviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Subadviser's overall responsibilities with respect to a Portfolio, other portfolios of the Trust and other clients of Subadviser. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. Subadviser will promptly communicate to Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

                                3.

COMPENSATION OF SUBADVISER. As its compensation hereunder, the Adviser shall pay to Subadviser promptly after the end of each month, a fee calculated in accordance with the average daily net assets of the indicated Portfolio as follows:

     Asset Allocation Portfolio:

     .40% per annum on the first $50 million;
     .30% per annum on the next $100 million;
     .25% per annum on the next $100 million;
     .20% per annum thereafter.

     Fixed Income Portfolio:

     .35% per annum on the first $50 million;
     .25% per annum on the next $100 million;
     .20% per annum on the next $100 million;
     .15% per annum thereafter.

     To the extent required by the laws of any state in which the Trust is subject to an expense guarantee limitation, if the aggregate expenses of any Portfolio in any fiscal year exceed the specified expense limitation ratios for that year (calculated on a daily basis), as a result of which Adviser is required to reduce or refund its advisory and management fee payable by a Portfolio, Subadviser agrees to waive such portion of its subadvisory fee in the same proportion as the fees waived by the Adviser bear to the total advisory and management fee paid by such Portfolio. Such waiver, however, shall not exceed the full amount of the subadvisory fee for such year except as may be elected by Subadviser in its discretion. For this purpose, aggregate expenses of a Portfolio shall include the compensation of Adviser and all normal expenses, fees and charges, but shall exclude interest, taxes, brokerage fees on portfolio transactions, fees and expenses incurred in connection with the distribution of Trust shares, and extraordinary expenses including litigation expenses. In the event any amounts are so contributed by Subadviser to Adviser, Adviser agrees to reimburse Subadviser for any expenses waived, provided that Adviser has been reimbursed by the Trust.

     Subadviser's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of a Portfolio shall be that determined in the manner and on the dates set forth in the current prospectus of the Trust and, on days on which the net assets are not so determined, the net asset computation to be used shall be as determined on the next day on which the net assets shall have been determined.

                                4.

REPORTS. Adviser and Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

                                5.

STATUS OF SUBADVISER. The services of Subadviser to Adviser and the Trust are not to be deemed exclusive, and Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

                                6.

CERTAIN RECORDS. Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Investment Company Act of 1940, all records relating to the Portfolios' investments that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Investment Company Act of 1940 which are prepared or maintained by Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or Adviser on request.

     Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

                                7.

REFERENCE TO SUBADVISER. Neither the Trust nor Adviser or any affiliate or agent thereof shall make reference to or use the name of Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of Subadviser, which approval shall not be unreasonably withheld. Subadviser agrees to notify Adviser of any changes in the membership of the general partners of Subadviser as soon as practicable prior to such change.

                               8.

LIABILITY OF SUBADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of Subadviser (and its officers, directors, agents, partners, employees, controlling persons, shareholders and any other person or entity affiliated with Subadviser ("associated persons")), Subadviser and its associated persons shall not be subject to liability to the Adviser or to any other person for any act or omission in the course of, or connected with, rendering services hereunder (including, without limitation, as a result of failure by Adviser, by any other affiliate of Anchor National Life Insurance Company ("ANLIC"), or by ANLIC, to comply with this Agreement or the requirements of Section 10506 of the California Insurance Code and regulations duly adopted pursuant to such Section or, as a result of any error of judgment or mistake of law or for any loss suffered by Advisor or any other person in connection with the matters to which this Agreement relates), except to the extent specified in
Section 36(b) of the Investment Company Act of 1940 concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

     Adviser hereby indemnifies, defends and protects Subadviser and holds Subadviser and its associated persons harmless from and against any and all claims, demands, actions, losses, damages, liabilities, costs, charges, counsel fees and expenses of any nature ("Losses") arising out of (i) any inaccuracy or omission in any prospectus, registration statement, annual report or proxy statement or advertising or promotional material pertaining to the Portfolio ("Documents") to the extent such Document contains information not supplied to Adviser by Subadviser for inclusion in such Document, (ii) any breach of Adviser of any representation or agreement contained in this Subadvisory Agreement, (iii) any failure by Adviser, by any other affiliate of ANLIC, or by ANLIC, to comply with the requirements of Section 10506 of the California Insurance Code and regulations duly adopted pursuant to such Section, and (iv) any action taken or omitted to be taken by Subadviser pursuant to this Subadvisory Agreement, except to the extent such Losses result from Subadviser's breach of this Subadvisory Agreement or Subadviser's disabling conduct. Subadviser hereby indemnifies, defends and protects Adviser and holds Adviser harmless from and against any and all Losses arising out of Subadviser's disabling conduct.



                                9.

DURATION AND TERMINATION. This Agreement shall continue in full force and effect with respect to a Portfolio until the earlier of
(a) two years from the date this Agreement is approved by the Trustees, or (b) the first meeting of the shareholders of such Portfolio after the date hereof. If approved at such meeting by the affirmative vote of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940), of the Portfolio with respect to such Portfolio, voting separately from any other series of the Trust, this Agreement shall continue in full force and effect with respect to such Portfolio from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust, provided, however, that if the shareholders fail to approve the Agreement as provided herein, Subadviser may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder.

     This Agreement may be terminated at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of a Portfolio on not less than 30 days nor more than 60 days written notice to Subadviser or by Subadviser at any time without the payment of any penalty, on 90 days written notice to Adviser and the Trust; provided, however, that this Agreement may not be terminated by Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Investment Company Act of 1940, or after six months' written notice, whichever is earlier. This Agreement shall automatically terminate in the event of its assignment (as defined in the Investment Company Act of 1940). Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage prepaid, to the other party at any office of such party.

     As used in this Section 11, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

     This Agreement will also terminate in the event that the Investment Advisory and Management Agreement by and between the Trust on behalf of the Portfolios and Adviser referred to in
Section 1 is terminated.

                               10.

SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.


     A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that nothing contained herein shall be construed to be binding upon any of the Trustees, officers, or shareholders of the Trust individually.

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of September 21, 1992.



                         SUNAMERICA ASSET MANAGEMENT CORP.


                         By: /s/ Robert P. Saltzman
                            -----------------------
                                Authorized Officer



                         GOLDMAN SACHS ASSET MANAGEMENT,
                         A SEPARATE OPERATING DIVISION OF
                         GOLDMAN, SACHS & CO.

                         By: GOLDMAN, SACHS & CO.


                         By: /s/ Alan A. Shuch
                            --------------------
                               Authorized Officer

                      SUBADVISORY AGREEMENT

            BETWEEN SUNAMERICA ASSET MANAGEMENT CORP.

                               AND

          GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL,
                         AN AFFILIATE OF
                       GOLDMAN, SACHS & CO.




          It is hereby agreed by and between SUNAMERICA ASSET
MANAGEMENT CORP. (the "Adviser") and GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL, AN AFFILIATE OF GOLDMAN, SACHS & CO. ("Subadviser") as follows:


                                1.

DUTIES OF SUBADVISER. Adviser hereby engages the services of Subadviser in furtherance of its Investment Advisory and Management Agreement with SunAmerica Series Trust (the "Trust") dated as of September 16, 1992, on behalf of the Global Bond Portfolio (the "Portfolio"). Pursuant to this Subadvisory Agreement and subject to the oversight and review of Adviser, Subadviser will manage the investment and reinvestment of the assets of the Portfolio. In this regard, Subadviser will determine in its discretion the securities to be purchased or sold, will provide Adviser with records concerning its activities which Adviser or the Trust is required to maintain, and will render regular reports to Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio set forth in the Trust's current prospectus and statement of additional information, and applicable laws and regulations. Adviser agrees to inform Subadviser of any and all requirements of the California Insurance Code and regulations thereunder that operate to limit or restrict the investments the Portfolio may otherwise make, and to inform Subadviser promptly of any changes in such requirements. Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

                                 2.

PORTFOLIO TRANSACTIONS. Subadviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities and is directed to use its best efforts to obtain the best price and execution. Subject to policies established by the Trustees of the Trust, Subadviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Subadviser's overall responsibilities with respect to the Portfolio, other portfolios of the Trust and other clients of Subadviser. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. Subadviser will promptly communicate to Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

                                3.

COMPENSATION OF SUBADVISER. As its compensation hereunder, the Adviser shall pay to Subadviser promptly after the end of each month, a fee calculated in accordance with the average daily net assets of the Portfolio as follows:

     .40% per annum on the first $50 million;
     .30% per annum on the next $100 million;
     .25% per annum on the next $100 million;
     .20% per annum thereafter.

     To the extent required by the laws of any state in which the Trust is subject to an expense guarantee limitation, if the aggregate expenses of the Portfolio in any fiscal year exceed the specified expense limitation ratios for that year (calculated on a daily basis), as a result of which Adviser is required to reduce or refund its advisory and management fee payable by the Portfolio, Subadviser agrees to waive such portion of its subadvisory fee in the same proportion as the fees waived by the Adviser bear to the total advisory and management fee paid by the Portfolio. Such waiver, however, shall not exceed the full amount of the subadvisory fee for such year except as may be elected by Subadviser in its discretion. For this purpose, aggregate expenses of the Portfolio shall include the compensation of Adviser and all normal expenses, fees and charges, but shall exclude interest, taxes, brokerage fees on portfolio transactions, fees and expenses incurred in connection with the distribution of Trust shares, and extraordinary expenses including litigation expenses. In the event any amounts are so contributed by Subadviser to Adviser, Adviser agrees to reimburse Subadviser for any expenses waived, provided that Adviser has been reimbursed by the Trust.

     Subadviser's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of the Portfolio shall be that determined in the manner and on the dates set forth in the current prospectus of the Trust and, on days on which the net assets are not so determined, the net asset computation to be used shall be as determined on the next day on which the net assets shall have been determined.

                                4.

REPORTS. Adviser and Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

                                5.

STATUS OF SUBADVISER. The services of Subadviser to Adviser and the Trust are not to be deemed exclusive, and Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

                                6.

CERTAIN RECORDS. Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Investment Company Act of 1940, all records relating to the Portfolio's investments that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Investment Company Act of 1940 which are prepared or maintained by Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or Adviser on request.

     Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

                                7.

REFERENCE TO SUBADVISER. Neither the Trust nor Adviser or any affiliate or agent thereof shall make reference to or use the name of Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of Subadviser, which approval shall not be unreasonably withheld.

                               8.

LIABILITY OF SUBADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of Subadviser (and its officers, directors, agents, partners, employees, controlling persons, shareholders and any other person or entity affiliated with Subadviser ("associated persons")), Subadviser and its associated persons shall not be subject to liability to the Adviser or to any other person for any act or omission in the course of, or connected with, rendering services hereunder (including, without limitation, as a result of failure by Adviser, by any other affiliate of Anchor National Life Insurance Company ("ANLIC"), or by ANLIC, to comply with this Agreement or the requirements of Section 10506 of the California Insurance Code and regulations duly adopted pursuant to such Section or, as a result of any error of judgment or mistake of law or for any loss suffered by Advisor or any other person in connection with the matters to which this Agreement relates), except to the extent specified in
Section 36(b) of the Investment Company Act of 1940 concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

     Adviser hereby indemnifies, defends and protects Subadviser and holds Subadviser and its associated persons harmless from and against any and all claims, demands, actions, losses, damages, liabilities, costs, charges, counsel fees and expenses of any nature ("Losses") arising out of (i) any inaccuracy or omission in any prospectus, registration statement, annual report or proxy statement or advertising or promotional material pertaining to the Portfolio ("Documents") to the extent such Document contains information not supplied to Adviser by Subadviser for inclusion in such Document, (ii) any breach of Adviser of any representation or agreement contained in this Subadvisory Agreement, (iii) any failure by Adviser, by any other affiliate of ANLIC, or by ANLIC, to comply with the requirements of Section 10506 of the California Insurance Code and regulations duly adopted pursuant to such Section, and (iv) any action taken or omitted to be taken by Subadviser pursuant to this Subadvisory Agreement, except to the extent such Losses result from Subadviser's breach of this Subadvisory Agreement or Subadviser's disabling conduct. Subadviser hereby indemnifies, defends and protects Adviser and holds Adviser harmless from and against any and all Losses arising out of Subadviser's disabling conduct.

                                9.

DURATION AND TERMINATION. This Agreement shall continue in full force and effect with respect to the Portfolio until the earlier of
(a) two years from the date this Agreement is approved by the Trustees, or (b) the first meeting of the shareholders of the Portfolio after the date hereof. If approved at such meeting by the affirmative vote of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940), of the Portfolio with respect to the Portfolio, voting separately from any other series of the Trust, this Agreement shall continue in full force and effect with respect to such Portfolio from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust, provided, however, that if the shareholders fail to approve the Agreement as provided herein, Subadviser may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder.

     This Agreement may be terminated at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Portfolio on not less than 30 days nor more than 60 days written notice to Subadviser or by Subadviser at any time without the payment of any penalty, on 90 days written notice to Adviser and the Trust; provided, however, that this Agreement may not be terminated by Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Investment Company Act of 1940, or after six months' written notice, whichever is earlier. This Agreement shall automatically terminate in the event of its assignment (as defined in the Investment Company Act of 1940). Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage prepaid, to the other party at any office of such party.

     As used in this Section 11, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

     This Agreement will also terminate in the event that the Investment Advisory and Management Agreement by and between the Trust on behalf of the Portfolio and Adviser referred to in Section 1 is terminated.

                               10.

SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that nothing contained herein shall be construed to be binding upon any of the Trustees, officers, or shareholders of the Trust individually.


     IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of September 21, 1992.



                         SUNAMERICA ASSET MANAGEMENT CORP.


                         By: /s/ Robert P. Saltzman
                            ------------------------
                                   Authorized Officer



                         GOLDMAN SACHS ASSET MANAGEMENT
                         INTERNATIONAL, an affiliate of
                         GOLDMAN, SACHS & CO.



                         By: /s/ Alan A. Shuch
                            --------------------
                              Authorized Officer

                      SUBADVISORY AGREEMENT



          This SUBADVISORY AGREEMENT is dated as of October 28,
1994 by and between SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and MORGAN STANLEY ASSET MANAGEMENT
INC., a Delaware corporation (the "Subadviser").


                           WITNESSETH:

     WHEREAS, the Adviser and SunAmerica Series Trust, a
Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management Agreement dated as of September 16, 1992, (the "Advisory Agreement") pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust; and

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of beneficial interest in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

     WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio or portfolios of the Trust listed in Schedule A hereto (the
"Portfolio(s)"), and the Subadviser is willing to furnish such services;

     NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

     1. Duties of the Subadviser. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio listed. The Subadviser will determine in its discretion and subject to the oversight and review of the Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio(s) set forth in the Trust's current prospectus and statement of additional information, and applicable laws and regulations.

          The Subadviser represents and warrants to the Adviser that each of the Portfolios set forth in Schedule A will at all times be operated and managed (1) in compliance with all applicable federal and state laws; (2) so as not to jeopardize either the treatment of the Polaris variable annuity contracts issued by Variable Separate Account (File No. 33-47473; hereinafter "Contracts") as annuity contracts for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), or the eligibility of the Contracts to qualify for sale to the public in any state where they may otherwise be sold; and (3) to minimize any taxes and/or penalties payable by the Trust or such Portfolio. Without limitation, the Subadviser represents and warrants the Portfolios'
(1) qualification, election and maintenance of such election by each Portfolio to be treated as a "regulated investment company" under subchapter M, chapter 1 of the Code, and (2) compliance with
(a) the provisions of the Act and rules adopted thereunder; (b) the diversification requirements specified in the Internal Revenue Service's regulations under Section 817(h) of the Code; (c) applicable state insurance laws; (d) applicable federal and state securities, commodities and banking laws; and (e) the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code. The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the "1933 Act") and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

     2. Portfolio Transactions. The Subadviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities and is directed to use its best efforts to obtain the best price and execution. In selecting such broker or dealers, the Subadviser shall consider all relevant factors, including price (including the applicable brokerage commission or dealer spread), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker or dealer involved, the quality of the service, the difficulty of execution, the execution capabilities and operations facilities of the firm involved, and the firm's risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

     3. Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days' net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser's fee, the average daily net asset value of a Portfolio shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

     4. Reports. The Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

     5. Status of the Subadviser. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

     6. Certain Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or the Adviser on request.

          The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

     7. Reference to the Subadviser. Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

     8. Indemnification. The Adviser agrees to indemnify and hold harmless the Subadviser and its affiliates and each of its directors and officers and each person, if any, who controls the Subadviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Subadviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under any other statute, at common law or otherwise, which may be based upon any wrongful act or breach of this Agreement by the Adviser; provided, however, that in no case is the Adviser's indemnity in favor of any person deemed to protect such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reasons of his, her or its reckless disregard of obligations and duties under this Agreement.

          The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under other statutes, at common law or otherwise, which may be based upon (i) any wrongful act or breach of this Agreement by the Subadviser, or (ii) any failure by the Subadviser to comply with the representations and warranties set forth in
Section 1 of this Agreement; provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

     9. Term of the Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio until the earlier of (a) two years from the date this Agreement is approved by the Trustees, or (b) the first meeting of the shareholders of the Portfolio of the Trust after the date hereof. If approved at such meeting by the affirmative vote of a majority of the outstanding voting securities (as defined in the Act), of the Portfolio with respect to such Portfolio, voting separately from any other series of the Trust, this Agreement shall continue in full force and effect with respect to such Portfolio from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust, provided, however, that if the shareholders fail to approve the Agreement as provided herein, the Subadviser may continue to serve hereunder in the manner and to the extent permitted by the Act and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the rules and regulations thereunder.


          With respect to each Portfolio, this Agreement may be terminated at any time, without payment of penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser and the Trust; provided, however, that this Agreement may not be terminated by the Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Act, or after six months' written notice, whichever is earlier. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).


          This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

     10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     11. Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity the requirements of the Act.

     12. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

     13. Personal Liability. The Declaration of the Trust establishing the Trust (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property" only shall be liable.

     14. Separate Series. Pursuant to the provisions of the Declaration, each portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular portfolio shall be enforceable only against the assets of that portfolio and not against the assets of any other portfolio or of the Trust as a whole.

     15. Notices. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:










     Subadviser:    Morgan Stanley Asset Management, Inc.
                    1221 Avenue of the Americas
                    New York, New York 10020
                    Attention: General Counsel

     Adviser:       SunAmerica Asset Management Corp.
                    733 Third Avenue
                    New York, New York 10017
                    Attn:     Robert M. Zakem
                              Senior Vice President
                              General Counsel

     with a copy to:SunAmerica Inc.
                    1 SunAmerica Center
                    Century City
                    Los Angeles, California 90067-6022
                    Attn:      Susan L. Harris
                               Vice President, Associate
                               General Counsel and
                               Secretary

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.


                         SUNAMERICA ASSET MANAGEMENT CORP.



                         By:  /s/ Peter A. Harbeck
                            -----------------------
                              Peter A Harbeck
                              Executive Vice President


                         MORGAN STANLEY ASSET MANAGEMENT INC.



                         By:  /s/ Harold J. Schaaff
                            ------------------------
                              Harold J. Schaaff
                              Secretary and General Counsel

                          SCHEDULE A


                                                      FEE
                                             (as a percentage of
                                        average daily net assets
SUBADVISER          PORTFOLIO(S)              of the Portfolio)


Morgan Stanley      International             .65% - first $350MM
Asset Management    Diversified Equities      .60% - next $400MM
Inc.

                     Worldwide High           .65% - first $350MM
                     Income                   .60% - over $350MM

                      SUBADVISORY AGREEMENT

            Between SUNAMERICA ASSET MANAGEMENT CORP.

                               and

                 PHOENIX INVESTMENT COUNSEL, INC.


          It is hereby agreed by and between SUNAMERICA ASSET
MANAGEMENT CORP. (the "Adviser") and PHOENIX INVESTMENT COUNSEL,
INC. ("Subadviser") as follows:


                                1.

DUTIES OF SUBADVISER. Adviser hereby engages the services of Subadviser in furtherance of its Investment Advisory and Management Agreement with SunAmerica Series Trust (the "Trust") dated as of September 16, 1992, on behalf of the Growth/Phoenix Inv Cnsl Portfolio (the "Portfolio"). Pursuant to this Subadvisory Agreement and subject to the oversight and review of Adviser, Subadviser will manage the investment and reinvestment of the assets of the Portfolio. In this regard, Subadviser will determine in its discretion the securities to be purchased or sold, will provide Adviser with records concerning its activities which Adviser or the Trust is required to maintain, and will render regular reports to Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio set forth in the Trust's current prospectus and statement of additional information, and applicable laws and regulations. Adviser shall provide Subadviser with a copy of any such policy, prospectus or statement of additional information and Subadviser shall be entitled to rely on the documentation provided by Adviser. Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

                                2.

PORTFOLIO TRANSACTIONS. Subadviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities and is directed to use its best efforts to obtain the best price and execution. Subject to policies established by the Trustees of the Trust, Subadviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Subadviser's overall responsibilities with respect to the Portfolio, other Portfolios of the Trust and other clients of Subadviser. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. Subadviser will promptly communicate to Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

                                3.

COMPENSATION OF SUBADVISER. As its compensation hereunder, the Adviser shall pay to Subadviser promptly after the end of each month, a fee calculated in accordance with the average daily net assets of the Portfolio as follows:

     .35% per annum on the first $50 million;
     .30% per annum on the next $100 million;
     .25% per annum on the next $150 million;
     .20% per annum on the next $200 million;
     .15% per annum thereafter.

     To the extent required by the laws of any state in which the Trust is subject to an expense guarantee limitation, if the aggregate expenses of any Portfolio in any fiscal year exceed the specified expense limitation ratios for that year (calculated on a daily basis), as a result of which Adviser is required to reduce or refund its advisory and management fee payable by the Portfolio, Subadviser agrees to waive such portion of its subadvisory fee in the same proportion as the fees waived by Adviser bear to the total advisory and management fee paid by the Portfolio. Such waiver, however, shall not exceed the full amount of the subadvisory fee for such year except as may be elected by Subadviser in its discretion. For this purpose, aggregate expenses of a Portfolio shall include the compensation of Adviser and all normal expenses, fees and charges, but shall exclude interest, taxes, brokerage fees on portfolio transactions, fees and expenses incurred in connection with the distribution of Trust shares, and extraordinary expenses including litigation expenses. In the event any amounts are so contributed by Subadviser to Adviser, Adviser agrees to reimburse Subadviser for any expenses waived, provided that Adviser has been reimbursed by the Trust.

     Subadviser's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of the Portfolio shall be that determined in the manner and on the dates set forth in the current prospectus of the Trust and, on days on which the net assets are not so determined, the net asset computation to be used shall be as determined on the next day on which the net assets shall have been determined.
                                4.

REPORTS. The Adviser and Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

                                5.

STATUS OF SUBADVISER. The services of Subadviser to Adviser and the Trust are not to be deemed exclusive, and Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

                                6.

CERTAIN RECORDS. Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Investment Company Act of 1940, all records relating to the Portfolios' investments that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Investment Company Act of 1940 which are prepared or maintained by Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or Adviser on request.

     The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

                                7.

REFERENCE TO SUBADVISER. Neither the Trust nor Adviser or any affiliate or agent thereof shall make reference to or use the name of Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of Subadviser, which approval shall not be unreasonably withheld.

                               8.

LIABILITY OF SUBADVISER. The Subadviser will not be liable for any loss suffered by the Fund in connection with any investment policy established by the Fund for the purchase, sale or redemption of any securities at the direction of the Board of Directors of the Trust or the Adviser. Nothing herein contained shall be construed to protect the Subadviser against any liability resulting from the willful misfeasance, bad faith or negligence of the Subadviser in the performance of its duties or from reckless disregard of its obligations and duties under this Subadvisory Agreement or by virtue of violation of any applicable law.

                                9.

DURATION AND TERMINATION. This Agreement shall continue in full force and effect with respect to the Portfolio until the earlier of
(a) two years from the date this Agreement is approved by the Trustees, or (b) the first meeting of the shareholders of the Portfolio of the Trust after the date hereof. If approved at such meeting by the affirmative vote of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940), of the Portfolio with respect to such Portfolio, voting separately from any other series of the Trust, this Agreement shall continue in full force and effect with respect to such Portfolio from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and
(ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust, provided, however, that if the shareholders fail to approve the Agreement as provided herein, Subadviser may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder.

     This Agreement may be terminated at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Portfolio or by the Adviser on not less than 30 days nor more than 60 days written notice to Subadviser or by Subadviser at any time without the payment of any penalty, on 90 days written notice to Adviser and the Trust. This Agreement shall automatically terminate in the event of its assignment (as defined in the Investment Company Act of 1940). Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage prepaid, to the other party at any office of such party.

     As used in this Section 11, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

     This Agreement will also terminate in the event that the Investment Advisory and Management Agreement by and between the Trust on behalf of the Portfolio and the Adviser referred to in
Section 1 is terminated.

                               10.

SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.


     A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that nothing contained herein shall be construed to be binding upon any of the Trustees, officers, or shareholders of the Trust individually.

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the 21st day of September, 1992.


                         SUNAMERICA ASSET MANAGEMENT CORP.


                         By: /s/ Robert P. Saltzman
                            -----------------------
                                 Authorized Officer



                         PHOENIX INVESTMENT COUNSEL, INC.


                         By: /s/ Robert C. Shaw
                            ---------------------
                              Authorized Officer

                        SUBADVISORY AGREEMENT



          This SUBADVISORY AGREEMENT is dated as of October 28,
1994 by and between SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and PHOENIX INVESTMENT COUNSEL, INC., a Massachusetts corporation (the "Subadviser").


                           WITNESSETH:

     WHEREAS, the Adviser and SunAmerica Series Trust, a
Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management Agreement dated as of September 16, 1992, (the "Advisory Agreement") pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust; and

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of beneficial interest in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

     WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio or portfolios of the Trust listed in Schedule A hereto (the
"Portfolio(s)"), and the Subadviser is willing to furnish such services;

     NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

     1. Duties of the Subadviser. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio listed. The Subadviser will determine in its discretion and subject to the oversight and review of the Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities pursuant to the Reporting Calendar attached hereto, as the same may be amended from time to time. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the

Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio(s) set forth in the Trust's current prospectus and statement of additional information, and applicable laws and regulations. The Adviser shall inform the Subadviser of any requirements of the California Insurance Code (or other applicable insurance Code, if any) and any regulations thereunder that operate to limit or restrict the investments the Portfolio(s) may otherwise make, and to inform the Subadviser promptly of any changes in such requirements.

          The Subadviser represents and warrants to the Adviser that each of the Portfolios set forth in Schedule A will at all times be operated and managed (1) in compliance with all applicable federal and state laws governing its operations and investments;
(2) so as not to jeopardize either the treatment of the Polaris variable annuity contracts issued by Variable Separate Account (File No. 33-47473; hereinafter "Contracts") as annuity contracts for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), or the eligibility of the Contracts to qualify for sale to the public in any state in which the Adviser has informed the Subadviser that it intends to sell the Contracts; and (3) to minimize any taxes and/or penalties payable by the Trust or such Portfolio. Without limiting the foregoing, the Subadviser represents and warrants (1) qualification, election and maintenance of such election by each Portfolio to be treated as a "regulated investment company" under subchapter M, chapter 1 of the Code, and
(2) compliance with (a) the provisions of the Act and rules adopted thereunder; (b) the diversification requirements specified in the Internal Revenue Service's regulations under Section 817(h) of the Code; (c) applicable state insurance laws; (d) applicable federal and state securities, commodities and banking laws; and (e) the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code. The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the "1933 Act") and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

     2. Portfolio Transactions. The Subadviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities and is directed to use its best efforts to obtain the best price and execution. In selecting such broker or dealers, the Subadviser shall consider all relevant factors, including price (including the applicable brokerage commission or dealer spread), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker or dealer involved, the quality of the service, the difficulty of execution, the execution capabilities and operations facilities of the firm involved, and the firm's risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

     3. Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days' net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser's fee, the average daily net asset value of a Portfolio shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

     To the extent required by the laws of any state in which the Trust is subject to an expense guarantee limitation, if the aggregate expenses of any Portfolio in any fiscal year exceed the specified expense limitation ratios for that year (calculated on a daily basis), as a result of which the Adviser is required to reduce or refund its advisory and management fee payable by the Portfolio, the Subadviser agrees to waive such portion of its subadvisory fee in the same proportion as the fees waived by the Adviser bear to the total advisory and management fee paid by the Portfolio. Such waiver, however, shall not exceed the full amount of the subadvisory fee for such year except as may be elected by the Subadviser in its discretion. For this purpose, aggregate expenses of a Portfolio shall include the compensation of the Adviser and all normal expenses, fees and charges, but shall exclude interest, taxes, brokerage fees on portfolio transactions, fees and expenses incurred in connection with the distribution of Trust shares, and extraordinary expenses including litigation expenses. In the event any amounts are so contributed by the Subadviser to the Adviser, the Adviser agrees to reimburse the Subadviser for any expenses waived, provided that the Adviser has been reimbursed by the Trust.

     4. Reports. The Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

     5. Status of the Subadviser. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

     6. Certain Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or the Adviser on request.

          The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

     7. Reference to the Subadviser. Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld. In the event that this Agreement is terminated, the Trust shall promptly amend its Registration Statement and other relevant documents containing the name of the Subadviser, if any, to delete reference to the Subadviser, except as may be required by law.

     8. Indemnification. The Adviser agrees to indemnify and hold harmless the Subadviser and its affiliates and each of its directors and officers and each person, if any, who controls the Subadviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Subadviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under any other statute, at common law or otherwise, which may be based upon any wrongful act or breach of this Agreement by the Adviser; provided, however, that in no case is the Adviser's indemnity in favor of any person deemed to protect such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reasons of his, her or its reckless disregard of obligations and duties under this Agreement.

          The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under other statutes, at common law or otherwise, which may be based upon (i) any wrongful act or breach of this Agreement by the Subadviser, or (ii) any failure by the Subadviser to comply with the representations and warranties set forth in Section 1 of this Agreement; provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such person against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

     9. Term of the Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio until the earlier of (a) two years form the date this Agreement is approved by the Trustees, or (b) the first meeting of the shareholders of the Portfolio of the Trust after the date hereof. If approved at such meeting by the affirmative vote of a majority of the outstanding voting securities (as defined in the Act), of the Portfolio with respect to such Portfolio, voting separately from any other series of the Trust, this Agreement shall continue in full force and effect with respect to such Portfolio from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust, provided, however, that if the shareholders fail to approve the Agreement as provided herein, the Subadviser may continue to serve hereunder in the manner and to the extent permitted by the Act and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the rules and regulations thereunder.


          With respect to each Portfolio, this Agreement may be terminated at any time, without payment of penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser and the Trust; provided, however, that this Agreement may not be terminated by the Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Act, or after six months' written notice, whichever is earlier. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

          This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

     10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     11. Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity the requirements of the Act.

     12. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

     13. Personal Liability. The Declaration of the Trust establishing the Trust (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property" only shall be liable.

     14. Separate Series. Pursuant to the provisions of the Declaration, each portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular portfolio shall be enforceable only against the assets of that portfolio and not against the assets of any other portfolio or of the Trust as a whole.

     15. Notices. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

     Subadviser:         Phoenix Investment Counsel, Inc.
                         One American Row
                         Hartford, Connecticut 06115
                         Attention: Ms. Kathleen A. Bloomquist



     Adviser:            SunAmerica Asset Management Corp.
                         733 Third Avenue
                         New York, New York 10017
                         Attn:     Robert M. Zakem
                                   Senior Vice President
                                   General Counsel


     with a copy to:     SunAmerica Inc.
                         1 SunAmerica Center
                         Century City
                         Los Angeles, California 90067-6022
                         Attn:      Susan L. Harris
                                    Vice President, Associate
                                    General Counsel and
                                    Secretary

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.


                         SUNAMERICA ASSET MANAGEMENT CORP.



                         By:  /s/ Peter A. Harbeck
                            ----------------------
                              Peter A. Harbeck
                              Executive Vice President


                         PHOENIX INVESTMENT COUNSEL, INC.



                         By:  /s/ Kathleen A. Bloomquist
                            -----------------------------
                              Name: Kathleen A. Bloomquist
                              Title: Vice President

                            SCHEDULE A




                                                      FEE
                                             (AS A PERCENTAGE OF
                                        AVERAGE DAILY NET ASSETS
SUBADVISER          PORTFOLIO(S)              OF THE PORTFOLIO)


Phoenix Investment  Balanced-Phoenix         .35% - first $50MM
Counsel, Inc.       Investment Counsel       .30% - next $100MM
                                             .25% - next $150MM
                                             .20% - next $200MM
                                             .15% - over $400MM

                      SUBADVISORY AGREEMENT



          This SUBADVISORY AGREEMENT is dated as of February 15,
1995 by and between SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and PROVIDENT INVESTMENT COUNSEL,
INC., a Delaware corporation (the "Subadviser").


                           WITNESSETH:

     WHEREAS, the Adviser and SunAmerica Series Trust, a
Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management Agreement dated as of September 16, 1992, (the "Advisory Agreement") pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust; and

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of beneficial interest in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

     WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio or portfolios of the Trust listed in Schedule A hereto (the
"Portfolio(s)"), and the Subadviser is willing to furnish such services;

     NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

     1. Duties of the Subadviser. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio listed. The Subadviser will determine in its discretion and subject to the oversight and review of the Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio(s) set forth in the Trust's current prospectus and statement of additional information, and applicable laws and regulations.

          The Subadviser represents and warrants to the Adviser that each of the Portfolios set forth in Schedule A will at all times be operated and managed (1) in compliance with all applicable federal and state laws; (2) so as not to jeopardize either the treatment of the Polaris variable annuity contracts issued by Variable Separate Account (File No. 33-47473; hereinafter "Contracts") as annuity contracts for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), or the eligibility of the Contracts to qualify for sale to the public in any state where they may otherwise be sold; and (3) to minimize any taxes and/or penalties payable by the Trust or such Portfolio. Without limitation, the Subadviser represents and warrants the Portfolios'
(1) qualification, election and maintenance of such election by each Portfolio to be treated as a "regulated investment company" under subchapter M, chapter 1 of the Code, and (2) compliance with
(a) the provisions of the Act and rules adopted thereunder; (b) the diversification requirements specified in the Internal Revenue Service's regulations under Section 817(h) of the Code; (c) applicable state insurance laws; (d) applicable federal and state securities, commodities and banking laws; and (e) the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code. The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the "1933 Act") and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

     2. Portfolio Transactions. The Subadviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities and is directed to use its best efforts to obtain the best price and execution. In selecting such broker or dealers, the Subadviser shall consider all relevant factors, including price (including the applicable brokerage commission or dealer spread), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker or dealer involved, the quality of the service, the difficulty of execution, the execution capabilities and operations facilities of the firm involved, and the firm's risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

     3. Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days' net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser's fee, the average daily net asset value of a Portfolio shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

     To the extent required by the laws of any state in which the Trust is subject to an expense guarantee limitation, if the aggregate expenses of any Portfolio in any fiscal year exceed the specified expense limitation ratios for that year (calculated on a daily basis), as a result of which the Adviser is required to reduce or refund its advisory and management fee payable by the Portfolio, the Subadviser agrees to waive such portion of its subadvisory fee in the same proportion as the fees waived by the Adviser bear to the total advisory and management fee paid by the Portfolio. Such waiver, however, shall not exceed the full amount of the subadvisory fee for such year except as may be elected by the subadvisory fee for such year except as may be elected by the Subadviser in its discretion. For this purpose, aggregate expenses of a Portfolio shall include the compensation of the Adviser and all normal expenses, fees and charges, but shall exclude interest, taxes, brokerage fees on portfolio transactions, fees and expenses incurred in connection with the distribution of Trust shares, and extraordinary expenses including litigation expenses. In the event any amounts are so contributed by the Subadviser to the Adviser, the Adviser agrees to reimburse the Subadviser for any expenses waived, provided that the Adviser has been reimbursed by the Trust.

     4. Reports. The Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

     5. Status of the Subadviser. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

     6. Certain Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or the Adviser on request.

          The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

     7. Reference to the Subadviser. Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

     8. Indemnification. The Adviser agrees to indemnify and hold harmless the Subadviser and its affiliates and each of its directors and officers and each person, if any, who controls the Subadviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Subadviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under any other statute, at common law or otherwise, which may be based upon any wrongful act or breach of this Agreement by the Adviser; provided, however, that in no case is the Adviser's indemnity in favor of any person deemed to protect such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reasons of his, her or its reckless disregard of obligations and duties under this Agreement.

          The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under other statutes, at common law or otherwise, which may be based upon (i) any wrongful act or breach of this Agreement by the Subadviser, or (ii) any failure by the Subadviser to comply with the representations and warranties set forth in
Section 1 of this Agreement; provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

     9. Term of the Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio until the earlier of (a) two years from the date this Agreement is approved by the Trustees, or (b) the first meeting of the shareholders of the Portfolio of the Trust after the date hereof. If approved at such meeting by the affirmative vote of a majority of the outstanding voting securities (as defined in the Act), of the Portfolio with respect to such Portfolio, voting separately from any other series of the Trust, this Agreement shall continue in full force and effect with respect to such Portfolio from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust, provided, however, that if the shareholders fail to approve the Agreement as provided herein, the Subadviser may continue to serve hereunder in the manner and to the extent permitted by the Act and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the rules and regulations thereunder.


          With respect to each Portfolio, this Agreement may be terminated at any time, without payment of penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser and the Trust; provided, however, that this Agreement may not be terminated by the Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Act, or after six months' written notice, whichever is earlier. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).


          This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

     10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     11. Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity the requirements of the Act.

     12. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

     13. Personal Liability. The Declaration of the Trust establishing the Trust (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property" only shall be liable.

     14. Separate Series. Pursuant to the provisions of the Declaration, each portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular portfolio shall be enforceable only against the assets of that portfolio and not against the assets of any other portfolio or of the Trust as a whole.

     15. Notices. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:





     Subadviser:         Provident Investment Counsel
                         200 N. Lake Avenue
                         Pasadena, CA 91101-4022
                         Attn:     Michael W. Powers
                                   Vice President

     Adviser:            SunAmerica Asset Management Corp.
                         733 Third Avenue
                         New York, New York 10017
                         Attn:     Robert M. Zakem
                                   Senior Vice President
                                   General Counsel

     with a copy to:     SunAmerica Inc.
                         1 SunAmerica Center
                         Century City
                         Los Angeles, California 90067-6022
                         Attn:      Susan L. Harris
                                    Vice President, Associate
                                    General Counsel and
                                    Secretary

      IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.


                         SUNAMERICA ASSET MANAGEMENT CORP.



                         By:  /s/ Robert M. Zakem
                            ----------------------
                              Name:     Robert M. Zakem
                              Title:    Sr. Vice President and
                                         General Counsel


                         PROVIDENT INVESTMENT COUNSEL, INC.



                         By:  /s/ Robert M. Kommerstad
                              ------------------------
                              Name:     Robert M. Kommerstad
                              Title:    President

                            SCHEDULE A


                                                     FEE
                                             (as a percentage of
                                        average daily net assets
SUBADVISER          PORTFOLIO(S)              of the Portfolio)


Provident           Provident Growth         .50% - first $50MM
Investment Counsel                           .45% - next $100MM
Inc.                                         .35% - next $100MM
                                             .30% - next $100MM
                                             .25% - over $350MM

                      SUBADVISORY AGREEMENT


          This SUBADVISORY AGREEMENT is dated as of September 16,
1994 by and between SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and SELECTED/VENTURE ADVISERS L.P., a Colorado limited partnership (the "Subadviser").


                           WITNESSETH:

     WHEREAS, the Adviser and SunAmerica Series Trust, a
Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management Agreement dated as of September 16, 1992, (the "Advisory Agreement") pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust; and

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of beneficial interest in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

     WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio or portfolios of the Trust listed in Schedule A hereto (the
"Portfolio(s)"), and the Subadviser is willing to furnish such services;

     NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

     1. DUTIES OF THE SUBADVISER. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio listed. The Subadviser will determine in its discretion and subject to the oversight and review of the Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio(s) set forth in the Trust's current prospectus and statement of additional information, and applicable laws and regulations. The Adviser shall inform the Subadviser of any requirements of the California Insurance Code (or other applicable insurance Code, if any) and any regulations thereunder that operate to limit or restrict the investments the Portfolio(s) may otherwise make, and to inform the Subadviser promptly of any changes in such requirements.

          The Subadviser represents and warrants to the Adviser that each of the Portfolios set forth in Schedule A will at all times be operated and managed (1) in compliance with all applicable federal and state laws governing its operations and investments;
(2) so as not to jeopardize either the treatment of the Polaris variable annuity contracts issued by Variable Separate Account (File No. 33-47473; hereinafter "Contracts") as annuity contracts for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), or the eligibility of the Contracts to qualify for sale to the public in any state where they may otherwise be sold; and (3) to minimize any taxes and/or penalties payable by the Trust or such Portfolio. Without limiting the foregoing, the Subadviser represents and warrants (1) qualification, election and maintenance of such election by each Portfolio to be treated as a "regulated investment company" under subchapter M, chapter 1 of the Code, and
(2) compliance with (a) the provisions of the Act and rules adopted thereunder; (b) the diversification requirements specified in the Internal Revenue Service's regulations under Section 817(h) of the Code; (c) applicable state insurance laws; (d) applicable federal and state securities, commodities and banking laws; and (e) the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code. The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the "1933 Act") and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

     2. PORTFOLIO TRANSACTIONS. The Subadviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities and is directed to use its best efforts to obtain the best price and execution. In selecting such broker or dealers, the Subadviser shall consider all relevant factors, including price (including the applicable brokerage commission or dealer spread), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker or dealer involved, the quality of the service, the difficulty of execution, the execution capabilities and operations facilities of the firm involved, and the firm's risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

     3. COMPENSATION OF THE SUBADVISER. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days' net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser's fee, the average daily net asset value of a Portfolio shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

          To the extent required by the laws of any state in which the Trust is subject to an expense guarantee limitation, if the aggregate expenses of any Portfolio in any fiscal year exceed the specified expense limitation ratios for that year (calculated on a daily basis), as a result of which the Adviser is required to reduce or refund its advisory and management fee payable by the Portfolio, the Subadviser agrees to waive such portion of its subadvisory fee in the same proportion as the fees waived by the Adviser bear to the total advisory and management fee paid by the Portfolio. Such waiver, however, shall not exceed the full amount of the subadvisory fee for such year except as may be elected by the Subadviser in its discretion. For this purpose, aggregate expenses of a Portfolio shall include the compensation of the Adviser and all normal expenses, fees and charges, but shall exclude interest, taxes, brokerage fees on portfolio transactions, fees and expenses incurred in connection with the distribution of Trust shares, and extraordinary expenses including litigation expenses. In the event any amounts are so contributed by the Subadviser to the Adviser, the Adviser agrees to reimburse the Subadviser for any expenses waived, provided that the Adviser has been reimbursed by the Trust.

     4. REPORTS. The Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

     5. STATUS OF THE SUBADVISER. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

    6. CERTAIN RECORDS. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or the Adviser on request.

          The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

     7. REFERENCE TO THE SUBADVISER. Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

     8. INDEMNIFICATION. The Adviser agrees to indemnify and hold harmless the Subadviser and its affiliates and each of its directors and officers and each person, if any, who controls the Subadviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Subadviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under any other statute, at common law or otherwise, which may be based upon any wrongful act or breach of this Agreement by the Adviser; provided, however, that in no case is the Adviser's indemnity in favor of any person deemed to protect such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reasons of his, her or its reckless disregard of obligations and duties under this Agreement.

          The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under other statutes, at common law or otherwise, which may be based upon (i) any wrongful act or breach of this Agreement by the Subadviser, or (ii) any failure by the Subadviser to comply with the representations and warranties set forth in
Section 1 of this Agreement; provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

     9. TERM OF THE AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until the earlier of (a) two years from the date this Agreement is approved by the Trustees, or (b) the first meeting of the shareholders of the Portfolio of the Trust after the date hereof. If approved at such meeting by the affirmative vote of a majority of the outstanding voting securities (as defined in the Act), of the Portfolio with respect to such Portfolio, voting separately from any other series of the Trust, this Agreement shall continue in full force and effect with respect to such Portfolio from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust, provided, however, that if the shareholders fail to approve the Agreement as provided herein, the Subadviser may continue to serve hereunder in the manner and to the extent permitted by the Act and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the rules and regulations thereunder.


          With respect to each Portfolio, this Agreement may be terminated at any time, without payment of penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser and the Trust; provided, however, that this Agreement may not be terminated by the Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Act, or after six months' written notice, whichever is earlier. The termination of this Agreement with respect to any

Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).


          This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

     10. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     11. AMENDMENTS. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity the requirements of the Act.

     12. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

     13. PERSONAL LIABILITY. The Declaration of the Trust establishing the Trust (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property" only shall be liable.

     14. SEPARATE SERIES. Pursuant to the provisions of the Declaration, each portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular portfolio shall be enforceable only against the assets of that portfolio and not against the assets of any other portfolio or of the Trust as a whole.

     15. NOTICES. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

     Subadviser:         Selected/Venture Advisers L.P.
                         The Venture Building
                         124 E. Marcy Street
                         Attention: Louis R. Proyect
                                    Executive Vice President


     Adviser:            SunAmerica Asset Management Corp.
                         733 Third Avenue
                         New York, New York 10017
                         Attention: Robert M. Zakem
                                    Senior Vice President and
                                       General Counsel

     with a copy to:     SunAmerica Inc.
                         1 SunAmerica Center
                         Century City
                         Los Angeles, California 90067-6022
                         Attention: Susan L. Harris
                                    Vice President, Associate
                                    General Counsel and
                                    Secretary

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.


                         SUNAMERICA ASSET MANAGEMENT CORP.


                         By: /s/ Peter A. Harbeck
                            ---------------------
                             Peter A. Harbeck
                             Executive Vice President




                         SELECTED/VENTURE ADVISERS L.P.


                         By: /s/ Louis R. Proyect
                            ---------------------
                             Name:  Louis R. Proyect
                             Title: Executive Vice President

                       SCHEDULE A

                                                     FEE
                                               (AS A PERCENTAGE OF
                                                AVERAGE DAILY NET
                                                    ASSETS OF
SUBADVISER              PORTFOLIO(S)             THE PORTFOLIO)
Selected/Venture        Venture Value             .45% - first $100MM
Advisers L.P.                                     .40% - next $400MM
                                                  .35% - over $500MM